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                                                                    Exhibit 23.4





               Consent of Independent Certified Public Accountants



American Realty Trust, Inc.
  Dallas, Texas

We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated March 12, 1998, relating to the consolidated financial statements and schedules of Transcontinental Realty Investors, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1997.





                                                 /s/ BDO Seidman, LLP

Dallas, Texas
May 13, 1998